Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations
Discontinued Operations
In 2006, we sold our entire equity interest in our Brazilian unit, Cervejarias Kaiser Brasil S.A. ("Kaiser"), to FEMSA Cerveza S.A. de C.V. ("FEMSA"). The terms of the sale agreement require us to indemnify FEMSA for exposures related to certain tax, civil and labor contingencies arising prior to FEMSA's purchase of Kaiser (See Note 20, "Commitments and Contingencies").The table below summarizes the income (loss) from discontinued operations, net of tax, presented on our consolidated statements of operations:

	For the years ended
	December 31, 2011	December 25, 2010	December 26, 2009
	(In millions)
Gain related to settlement of a portion of our indemnity liabilities to FEMSA (See "Note 20")	$—	$42.6	$—
Loss related to adjustment in legal reserves due to changes in estimates and foreign exchange gains and losses	(0.4)	(1.5)	—
Adjustments to indemnity liabilities due to changes in estimates and foreign exchange gains and losses	2.7	(1.5)	(9.0)
Income (loss) from discontinued operations, net of tax	$2.3	$39.6	$(9.0)

As of December 31, 2011, and December 25, 2010, included in current assets of discontinued operations on the balance sheet are $0.3 million and $0.6 million of deferred tax assets associated with these indemnity liabilities, respectively. Current liabilities of discontinued operations include current legal reserves of $4.8 million and $4.4 million as of December 31, 2011, and December 25, 2010, respectively.